EXHIBIT 23.9

                        CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the use in this Registration Statement on Form S-1 of our report, dated February 28, 1997, relating to the financial statements of Wayne Steel, Inc. We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.

                                                         MEADEN & MOORE, LTD.

Wooster, Ohio
February 19, 1998